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                            RUSSELL INSURANCE FUNDS
                         Supplement Dated May 24, 1999
                    To the Prospectus Dated April 30, 1999

Effective immediately, Russell Insurance Funds makes the following changes to its Prospectus:

  . the following statement is added to the end of the last paragraph of the Prospectus section entitled "Risk/Return Summary--Principal Investment Strategies" for the Multi-Style Equity Fund:

    "Additionally, the Fund invests its liquidity reserves in one or more money market funds of Frank Russell Investment Company ("FRIC"), a registered investment company that employs the same investment adviser and administrator as Russell Insurance Funds."

  . the following statement is added to the end of the second-to-last paragraph of the Prospectus section entitled "Risk/Return Summary-- Principal Investment Strategies" for each of the Aggressive Equity Fund and the Non-U.S. Fund:

    "Additionally, the Fund invests its liquidity reserves in one or more money market funds of FRIC."

  . Under the Prospectus section entitled "Money Manager Information,"
    Montgomery Asset Management LLC, 101 California Street, San Francisco, CA 94111, is added to the list of money managers of the Non-U.S. Fund.
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                            RUSSELL INSURANCE FUNDS
                         Supplement Dated May 24, 1999
        To the Statement of Additional Information Dated April 30, 1999

Effective immediately, Russell Insurance Funds makes the following changes to its Statement of Additional Information:

The following new sub-section will be added to the "INVESTMENT
POLICIES"section, immediately following the "Other Investment Practices" subsection:

  Cash Reserves. Each Fund, and its money managers, may elect to invest the Fund's cash reserves in one or more Frank Russell Investment Company ("FRIC") money market funds. FRIC is a mutual fund for which FRIMCo serves as adviser and administrator. Those FRIC money market funds and the RIF Funds investing in them treat such investments as the purchase and redemption of the FRIC money market funds' shares. Any RIF Fund investing in a FRIC money market fund pursuant to this procedure participates equally on a pro rata basis in all income, capital gains and net assets of the money market fund, and will have all rights and obligations of a FRIC money market fund shareholder as provided in FRIC's Master Trust Agreement, including voting rights. However, shares of FRIC money market funds issued to RIF Funds will be voted by FRIC's Board of Trustees in the same proportion as the shares of such money market funds that are held by shareholders that are not RIF Funds. RIF Funds investing in a FRIC money market fund do not pay duplicative management fees, as FRIMCo waives a portion of its management fees due from those RIF Funds in an amount that offsets the advisory and administrative fees it receives from the applicable FRIC money market fund in respect of those investments.

The following restates the subsection entitled "Non-U.S. Fund" under the "MONEY MANAGER INFORMATION" section:

  Non-U.S. Fund

    J.P. Morgan Investment Management, Inc. is a wholly owned subsidiary of J.P. Morgan & Co., Inc., a publicly held bank holding company.

    Montgomery Asset Management LLC is a Delaware limited liability company with majority ownership held by Commerzbank AG, a foreign banking organization.
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    Oechsle International Advisors is a Delaware limited liability company that is controlled by its Member Manager, Oechsle Group, LLC, also a Delaware limited liability company. Oechsle Group, LLC is controlled by the following members: S. Dewey Keesler, Stephen P. Langer, L. Sean Roche, Warren R. Walker.

    The Boston Company Asset Management, Inc. is 100% owned by Mellon Bank Corporation, a publicly held corporation.